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                                                                  EXHIBIT 10.25


                                                                 EXECUTION COPY


                               AMENDMENT NO. 2 TO
                                CREDIT AGREEMENT


        AMENDMENT NO. 2 dated as of May 23, 1997 (this "Amendment") to Credit Agreement dated as of January 7, 1997 (the "Credit Agreement") among Brookwood Companies Incorporated, Kenyon Industries, Inc., and Brookwood Laminating, Inc., as Borrowers, and The Bank of New York, as Bank.

        WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Definitions. Capitalized terms used but not defined herein will have the respective meanings given to such terms in the Credit Agreement.

        2.    Amendments to Credit Agreement.

              (a) Section 6.1(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "Consolidated Total Liabilities to Consolidated Tangible Net Worth. Permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth at any time to be greater than 1.50:1.00."

              (b) Section 6.1(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "Consolidated EBITDA to Consolidated Fixed Charges. Permit the ratio of Consolidated EBITDA to Consolidated Fixed Charges for
                 (i) any period of four consecutive, fiscal quarters ending on or prior to December 31, 1997 to be less than 0.80:1.00 and
                 (ii) any period of four consecutive quarters ending thereafter to be less than 1.00:1.00"

        3. References. From the date hereof, references in the Credit Agreement to "this Agreement" or in any other Loan Document to the "Credit Agreement" will be a reference to the Credit Agreement as amended hereby.


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        4.    Representations and Warranties.  Each of the Borrowers hereby represents and warrants that each of the representations and warranties made under Section 3 of the Credit Agreement is true and correct with the same force and effect as though made on as of the date of this Amendment, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date. As of the date of this Amendment, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

        5. Credit Agreement Remains in Effect. Except as expressly modified and amended hereby, the Credit Agreement remains unchanged and in full force and effect in all material respects.

        6. Conditions to Effectiveness. This Amendment will become effective as of March 31, 1997 upon receipt by the Bank of an original counterpart of this Amendment executed by each of the Borrowers.

        7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

        8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        THE BORROWERS:
                                        -------------

                                        BROOKWOOD COMPANIES INCORPORATED

                                        By: /s/ DUANE O. SCHMIDT
                                            ---------------------------
                                            Name:   DUANE O. SCHMIDT
                                            Title:  V. P. FINANCE


                                        KENYON INDUSTRIES, INC.


                                        By: /s/ DUANE O. SCHMIDT
                                            ---------------------------
                                            Name:   DUANE O. SCHMIDT
                                            Title:  TREASURER


                                        BROOKWOOD LAMINATING, INC,


                                        By: /s/ DUANE O. SCHMIDT
                                            ---------------------------
                                            Name:   DUANE O. SCHMIDT
                                            Title:  TREASURER


                                        THE BANK:
                                        --------

                                        THE BANK OF NEW YORK

                                        By: /s/ RONALD R. REEDY
                                            ---------------------------
                                            Name:  RONALD R. REEDY
                                            Title:  V. P.


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